SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  MAY 24, 2000
                                 Date of Report
                        (Date of Earliest Event Reported)


                              TRANSWAVE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                   000-28875               95-4719023
      ---------------              -----------            --------------
      (State or other              (Commission             (IRS Employer
      jurisdiction of              File Number)          Identification No.)
      incorporation)


           860 VIA DE LA PAZ, SUITE E-1, PACIFIC PALISADES, CALIFORNIA 90272
                    (Address of principal executive offices)

                                (310) 230-6100
                         (Registrant's telephone number)


                   22147 PACIFIC COAST HWY, #4, MALIBU, CA 90265
                                 (Former address)

ITEM 5.   OTHER EVENTS

     On May 24, 2000, Transwave Corporation received and accepted the resignation of Mary Elizabeth Rowbottom as President and Secretary. On the same date, Mary Elizabeth Rowbottom was replaced both as President and Secretary by George A. Todt.

     As noted above, the business and mailing address of Transwave Corporation has also changed from 22147 PACIFIC COAST HWY, #4, MALIBU, CA 90265 to 860 VIA DE LA PAZ, SUITE E-1, PACIFIC PALISADES, CALIFORNIA 90272.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TRANSWAVE CORPORATION


                                    By: /s/ George A. Todt
                                        -------------------
                                        President


Date: August 11, 2000